ROYCE VALUE FUND

         Supplement to Prospectus dated April 30, 1996


The Trust's Board of Trustees has recommended that shareholders of Royce Value Fund approve the acquisition of all of the Fund's assets and liabilities by Pennsylvania Mutual Fund, another series of the Trust, in exchange for shares of a newly-established Consultant Class of Pennsylvania Mutual Fund. The proposed combination will be voted on at a Special Meeting of Royce Value Fund's shareholders to be held on or before June 27, 1997.

March 17, 1997

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                    ROYCE EQUITY INCOME FUND

          Supplement to Prospectus dated July 1, 1996


The Trust's Board of Trustees has recommended that shareholders of Royce Equity Income Fund approve the acquisition of all of the Fund's assets and liabilities by Royce Total Return Fund, another series of the Trust, in exchange for shares of Royce Total Return
Fund.   The  proposed combination will be voted on at  a  Special
Meeting of Royce Equity Income Fund's shareholders to be held on or before June 27, 1997.

March 17, 1997